                                                                       EXHIBIT 1

                             Joint Filing Statement

This Joint Filing Statement is made by and between Edward K. Andrew, Timothy P. Powell, Scott Stewart and John J. Basset, pursuant to Rule 13d-1(k)(1) under the Securities Act of 1934, to evidence each parties agreement to the joint filing of a Schedule 13D and that such Schedule 13D filing is on behalf of each of them. This agreement may be signed in counterpart, each of which shall be considered an original and together shall constitute one and the same doucment.

Dated as of March 11, 2002

/s/ Edward K. Andrew
-----------------------------------
Edward K. Andrew


/s/ Timothy P. Powell
-----------------------------------
Timothy P. Powell



-----------------------------------
Scott Stewart



-----------------------------------
John J. Basset

                                                                       EXHIBIT 1

                             Joint Filing Statement

This Joint Filing Statement is made by and between Edward K. Andrew, Timothy P. Powell, Scott Stewart and John J. Basset, pursuant to Rule 13d-1(k)(1) under the Securities Act of 1934, to evidence each parties agreement to the joint filing of a Schedule 13D and that such Schedule 13D filing is on behalf of each of them. This agreement may be signed in counterpart, each of which shall be considered an original and together shall constitute one and the same doucment.

Dated as of March 11, 2002


-----------------------------------
Edward K. Andrew



-----------------------------------
Timothy P. Powell


/s/ Scott Stewart
-----------------------------------
Scott Stewart



-----------------------------------
John J. Basset

                                                                       EXHIBIT 1

                             Joint Filing Statement

This Joint Filing Statement is made by and between Edward K. Andrew, Timothy P. Powell, Scott Stewart and John J. Basset, pursuant to Rule 13d-1(k)(1) under the Securities Act of 1934, to evidence each parties agreement to the joint filing of a Schedule 13D and that such Schedule 13D filing is on behalf of each of them. This agreement may be signed in counterpart, each of which shall be considered an original and together shall constitute one and the same doucment.

Dated as of March 11, 2002


-----------------------------------
Edward K. Andrew



-----------------------------------
Timothy P. Powell



-----------------------------------
Scott Stewart


/s/ John J. Bassett
-----------------------------------
John J. Basset